Exhibit 10.1

EXECUTION VERSION

AMENDMENT No. 2 TO BUSINESS COMBINATION AGREEMENT

This Amendment No. 2 to Business Combination Agreement, dated as of December 16, 2024 (the “Amendment”), is to amend the Business Combination Agreement, which was made and entered into as of September 12, 2023, and amended by Amendment No. 1 thereto as of June 20, 2024 (the “Existing BCA”), by and among AgileAlgo Holdings Ltd., a British Virgin Islands company (the “Company”), Inception Growth Acquisition Limited, a Delaware corporation (the “Parent”), and IGTA Merger Sub Limited, a British Virgin Islands company (the “Purchaser”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Existing BCA.

Recitals

WHEREAS, pursuant to Section 13.2(a) of the Existing BCA, the Existing BCA may be amended by a writing signed by each of Parent and the Company; and

WHEREAS, the Purchaser Parties and the Company desire to amend the Existing BCA to reflect the changes agreed between the parties and to clarify certain terms and conditions set forth therein.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendment of Certain Provisions.

(a) Section 10.1(h):

Section 10.1(h) is amended in its entirety to read as follows:

“Reserved.”

(b) Section 10.1(j):

Section 10.1(j) is amended in its entirety to read as follows:

“The Purchaser Ordinary Shares to be issued pursuant to this Agreement, including the Exchange Shares, shall have been approved for listing on the Nasdaq Capital Market, subject only to the official notice of issuance.”

(c) Section 12.1(c):

The first sentence of Section 12.1(c) is amended in its entirety to read as follows:

“In the event that any of the conditions to the Closing set forth in Article X have not been satisfied or waived on or prior to March 31, 2025 (the “Outside Closing Date”), the Parent or the Company, as the case may be, shall have the right, at its sole option, to terminate this Agreement.”

(d) Section 12.1(g):

Section 12.1(g) is amended in its entirety to read as follows:

“The Company may terminate this Agreement by giving notice to the Parent if the Parent Common Stock has become delisted from Nasdaq and either the Parent Common Stock is, or the Purchaser Ordinary Shares are, not relisted on the Nasdaq or the New York Stock Exchange on or prior to March 31, 2025 after such delisting.”

2. Miscellaneous.

(a) Except as expressly provided in this Amendment, the Existing BCA shall remain in full force and effect, and all references to “this Agreement,” “herein” or using similar terms in the Existing BCA shall mean the Existing BCA as further amended by this Amendment. In the event of a conflict between the terms of this Amendment and the Existing BCA, the terms of this Amendment shall prevail over and supersede the conflicting terms in the Existing BCA.

(b) This Amendment shall be governed, enforced, interpreted and construed in a manner consistent with the Existing BCA. Without limiting the foregoing, Section 9.6 (Confidentiality), Article XI, Section 13.1 (Notices), Section 13.2 (Amendments; No Waivers; Remedies), Section 13.4 (Publicity), Section 13.7 (Governing Law), Section 13.10 (Severability) and Section 13.11 (Construction) of the Existing BCA shall apply to this Amendment mutatis mutandis as if set out herein.

(c) This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Amendment will become effective when duly executed and delivered by each of the parties hereto. Counterpart signature pages to this Amendment may be delivered by electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page will constitute an original for all purposes.

[The remainder of this page intentionally left blank; signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be effective as of the date first written above.

PARENT:

Inception Growth Acquisition Limited, a Delaware corporation

By:	/s/ Cheuk Hang CHOW
Name:	Cheuk Hang CHOW
Title:	CEO

COMPANY:

AgileAlgo Holdings Ltd., a British Virgin Islands company

By:	/s/ Lee Wei Chiang, Francis
Name:	Lee Wei Chiang, Francis
Title:	Company Director

PURCHASER:

IGTA Merger Sub Limited, a British Virgin Islands company

By:	/s/ Cheuk Hang CHOW
Name:	Cheuk Hang CHOW
Title:	Director

{Signature Page to Amendent No. 2 to Business Combination Agreement}

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